INTEGRATED HEALTH SERVICES, INC.
                             10065 Red Run Boulevard
                          Owings Mills, Maryland 21117


                                 March 24, 1997


To the Administrative Agent and
the Lenders parties to the Revolving
Credit Agreement referred to below


                  Amendment No.3 to Revolving Credit Agreement


Ladies and Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of May 15, 1996, as amended by Amendment No. 1 dated September 6, 1996 and Amendment No. 2 dated November 8, 1996 (such Revolving Credit Agreement as so amended being the "Credit Agreement"), among Integrated Health Services, Inc. ("IHS"), Citibank N.A., as administrative agent thereunder (the "Agent"), and the other financial institutions party thereto, as lenders thereunder. Capitalized terms used and not otherwise defined herein are used herein as defined in the Credit Agreement.

     IHS has proposed to (i) issue senior subordinated notes in an aggregate principal amount of up to $450,000,000 and (ii) purchase the indebtedness outstanding under the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture. In connection with the foregoing, IHS has requested that the Lenders agree to amend certain covenants contained in Article V of the Credit Agreement to permit such transactions. We understand that the Requisite Lenders are, on the terms and conditions stated below, willing to grant our request, and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     Effective as of the date hereof and subject to the satisfaction of the condition precedents set forth below, the Credit Agreement is hereby amended as follows:

     (a) The definition of "1996 Subordinated Debt Indenture" in Section 1.01 is amended in full to read as follows:

          "'1996 SUBORDINATED DEBT INDENTURE' means the Indenture, dated as of May 15, 1996, between the Borrower, as Issuer, and Signet Trust Company, as Trustee."

     (b) In Section 1.01, the following definition of "1997 Subordinated Debt Indenture" is added in the appropriate alphabetical order:

          "'1997 SUBORDINATED DEBT INDENTURE' means the Indenture to be entered into after April 7, 1997 between the Borrower, as Issuer, and the trustee thereunder in connection with a proposed senior subordinated note offering."

     (c) The definition of "Subordinated Debt Indentures" in Section 1.01 is amended in full to read as follows:

          "'SUBORDINATED DEBT INDENTURES' means the 1992 Convertible Subordinated Debt Indenture, the 1993 Convertible Subordinated Debt Indenture, the 1994 Subordinated Debt Indenture, the 1995 Subordinated Debt Indenture, the 1996 Subordinated Debt Indenture and, upon the effectiveness thereof, the 1997 Subordinated Debt Indenture"

     (d) Section 5.03(d) is amended by deleting the period at the end of subsection (v) thereof and substituting therefor "; and" and adding a new subsection (vi) following such subsection (v) to read as follows:

          "(vi) Subordinated Debt incurred under the 1997 Subordinated Debt Indenture in an aggregate principal amount of up to $450,000,000, with an interest rate not in excess of 10.25%, and any extension, renewal or refinancing of such Debt so long as either (A) the principal amount of such Debt is not increased or (B) any increase in the principal amount of such Debt is permitted pursuant to another clause of this
          Section 5.03(d); provided that the terms and conditions of such 1997 Subordinated Debt Indenture shall be (1) substantially similar to the terms and conditions contained in the 1996 Subordinated Debt Indenture and (2) satisfactory to the Agent in its sole discretion."

     (e) Section 5.03(h)(G) is amended in full to read as follows:

          "(G) so long as no Event of Default exists or would result and unless otherwise prohibited under this Agreement and the 1993 Convertible Subordinated Debt Indenture, the Borrower may pay on January 1, 2001 any principal amount then due and payable under the 1993 Convertible Subordinated Debt Indenture; and"

     (f) Section 5.03(h) is amended by adding a new subsection (H) following subsection (G) to read as follows:

          "(H) purchase by tender or otherwise any or all of the indebtedness outstanding under the 1994 Subordinated Debt Indenture and the 1995 Subordinated Debt Indenture for an amount not in excess of 116% of the principal amount purchased, provided that the aggregate amount of such purchases cannot be in excess of the aggregate net proceeds of the Subordinated Debt referred to in Section 5.03(d)(vi)."

     This Amendment shall become effective on the date when and only when the Agent shall have received (A) counterparts of this Amendment executed by IHS and the Requisite Lenders, or as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (B) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor.

     IHS represents and warrants as follows:

     (a) IHS is duly organized and validly existing under the laws of Delaware. Each Guarantor is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction in which it is organized.

     (b) Each of IHS and each Guarantor has the corporate or partnership power to execute, deliver and perform this Amendment and the Consent, as the case may be, and to take all action necessary to consummate the transactions contemplated hereunder. The execution, delivery and performance by IHS and each Guarantor of this Amendment and the Consent, respectively, have been duly authorized by all necessary action and do not contravene (i) its certificate or articles of incorporation (or, in case of a partnership, governing agreements) or (ii) any law or any indenture, lease or written agreement binding on or affecting it.

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by IHS or any Guarantor of this Amendment or the Consent, respectively.

     (d) This Amendment and the Consent constitutes legal, valid and binding obligations of IHS and each Guarantor, respectively, enforceable against IHS and each Guarantor, respectively, in accordance with their respective terms subject to laws generally affecting the enforcement of creditors' rights.

     (e) The Credit Agreement is a "Credit Agreement" within the meaning of the 1997 Subordinated Debt Indenture, upon its effectiveness, and the obligations under the Credit Agreement when incurred will be "Senior Indebtedness" within the meaning of the 1997 Subordinated Debt Indenture.

     Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" of words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, not constitute a waiver of any provision of any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     Please evidence your acknowledgement of and agreement to the foregoing by executing and returning not later than the close of business on April 4, 1997 three counterparts of this Amendment No. 3 to Citicorp Securities, Inc., 399 Park Avenue, 9th Floor, New York, New York 10043, Attention: Rosemary Bell. This Amendment No. 3 is subject to the provisions of Section 8.01 of the Credit Agreement.

     This Amendment No. 3 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 3.

                                      Very truly yours,

                                      INTEGRATED HEALTH
                                         SERVICES, INC.


                                      By:
                                         ------------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

     ACKNOWLEDGED, AGREED AND CONSENTED TO as of the date first above written:

CITIBANK, N.A.,
   as Administrative Agent and as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

BANK OF AMERICA NATIONAL TRUST
   AND SAVINGS ASSOCIATION,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


THE BANK OF NOVA SCOTIA,
   as LC Bank, a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


CORESTATES BANK, N.A.,
   as a Lender and Co-Agent

By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

CREDIT LYONNAIS,
   NEW YORK BRANCH,
   as a Lender and Co-Agent

By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

DEUTSCHE BANK AG,
   NEW YORK BRANCH AND/OR
   CAYMAN ISLANDS BRANCH,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


FIRST UNION NATIONAL BANK
   OF NORTH CAROLINA,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


NATIONSBANK, N.A.,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

TORONTO DOMINION (TEXAS), INC.,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

VAN KAMPEN AMERICAN CAPITAL
   PRIME RATE INCOME TRUST,
   as a Lender and Co-Agent


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


CREDITANSTALT CORPORATE
   FINANCE, INC.,
   as a Lender

By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


FLEET NATIONAL BANK,
   as a Lender

By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

GENERAL ELECTRIC
   CAPITAL CORPORATION,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


HIBERNIA NATIONAL BANK,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

AMSOUTH BANK OF ALABAMA,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

THE BANK OF TOKYO-MITSUBISHI
   TRUST COMPANY,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

THE SANWA BANK, LIMITED,
  NEW YORK BRANCH
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

SIGNET BANK,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


THE SUMITOMO BANK, LIMITED,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


FIRST AMERICAN NATIONAL BANK,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


ALLIED IRISH BANK,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

PROVIDENT BANK OF MARYLAND,
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------


BANK OF AMERICA ILLINOIS
   as a Lender


By:
    --------------------------------
     Name:
           -------------------------
     Title:
           -------------------------

                                     CONSENT

         The undersigned, as Guarantors under the Subsidiary Guaranty, dated as of May 15, 1996 or under Agreements to be Bound by such Subsidiary Guaranty (collectively, the "Guaranty"), in favor of the Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 3 hereby consent to such Amendment No. 3 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 3, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

ABC GP, INC.
ABC HOME HEALTH AND HOSPICE OF ALBANY, INC.
ABC HOME HEALTH AND HOSPICE OF ATHENS, INC.
ABC HOME HEALTH AND HOSPICE OF BRUNSWICK, INC.
ABC HOME HEALTH AND HOSPICE OF DUBLIN, INC.
ABC HOME HEALTH AND HOSPICE OF MACON, INC.
ABC HOME HEALTH AND HOSPICE OF SAVANNAH, INC.
ABC HOME HEALTH AND HOSPICE OF TIFTON, INC.
ABC HOME HEALTH AND HOSPICE OF VIDALIA, INC.
ABC HOME HEALTH AND HOSPICE OF WAYCROSS, INC.
ABC HOME NURSING, INC.
ABC NEWCO, INC.
ABC PHARMACEUTICALS, INC.
ALABAMA SENIOR LIFE CARE, INC.
ALPINE MANOR, INC.
ARBOR LIVING CENTERS OF FLORIDA, INC.
ARBOR LIVING CENTERS OF TEXAS, INC.
ASIA CARE, INC.
BETHAMY LIVING CENTER MANAGEMENT COMPANY
BETHAMY LIVING CENTERS LIMITED PARTNERSHIP
BRIAR HILL, INC.
BRIARCLIFF NURSING HOME, INC.
CAMBRIDGE CARE CENTERS, INC.
CAMBRIDGE GROUP OF INDIANA, INC.
CAMBRIDGE GROUP OF PENNSYLVANIA, INC.
CAMBRIDGE GROUP OF TEXAS, INC.
CARE CENTERS HOLDING, INC.
CARRIAGE-By-THE-LAKE OF IHS, INC.
CEDARCROFT HEALTH SERVICES, INC.
CENTRAL PARK LODGES, INC.
CENTRAL PARK LODGES OF WEST PALM BEACH, INC.
CENTRAL PARK LODGES (TARPON SPRINGS), INC.
CLARA BURKE NURSING HOME, INC.
CLAREMONT INTEGRATED HEALTH, INC.
COMPREHENSIVE POSTACUTE SERVICES, INC.
DERRY INTEGRATED HEALTH, INC.
ELIZABELL CO., INC.
ELM CREEK OF IHS, INC.

F.L.C. BENEVA NURSING PAVILION, INC.
F.L.C. SARASOTA NURSING PAVILION, INC.
FERRIGAN MOBILE X-RAY, INC.
FIRELANDS OF IHS, INC.
FIRST AMERICAN HOME CARE OF ALABAMA, INC.
FIRST AMERICAN HOME CARE OF ARKANSAS, INC.
FIRST AMERICAN HOME CARE OF CALIFORNIA, INC.
FIRST AMERICAN HOME CARE OF COLORADO, INC.
FIRST AMERICAN HOME CARE OF FLORIDA, INC.
FIRST AMERICAN HOME CARE OF FT. LAUDERDALE, INC.
FIRST AMERICAN HOME CARE OF GEORGIA, INC.
FIRST AMERICAN HOME CARE OF ILLINOIS, INC.
FIRST AMERICAN HOME CARE OF INDIANA, INC.
FIRST AMERICAN HOME CARE OF LOUISIANA, INC.
FIRST AMERICAN HOME CARE OF MICHIGAN, INC.
FIRST AMERICAN HOME CARE OF MISSISSIPPI, INC.
FIRST AMERICAN HOME CARE OF MISSOURI, INC.
FIRST AMERICAN HOME CARE OF NAPLES, INC.
FIRST AMERICAN HOME CARE OF NEBRASKA, INC.
FIRST AMERICAN HOME CARE OF NEW MEXICO, INC.
FIRST AMERICAN HOME CARE OF NORTH CAROLINA, INC.
FIRST AMERICAN HOME CARE OF OHIO, INC.
FIRST AMERICAN HOME CARE OF OKLAHOMA, INC.
FIRST AMERICAN HOME CARE OF PENNSYLVANIA, INC.
FIRST AMERICAN HOME CARE OF SOUTH CAROLINA, INC.
FIRST AMERICAN HOME CARE OF TENNESSEE, INC.
FIRST AMERICAN HOME CARE OF TEXAS, INC.
FIRST AMERICAN HOME CARE OF VALDOSTA, INC.
FIRST AMERICAN HOME CARE OF VIRGINIA, INC.
FIRST AMERICAN HOME CARE OF WEST VIRGINIA, INC.
FIRST AMERICAN INTERNATIONAL, INC.
FLORIDA LIFE CARE, INC.
GAINESVILLE HEALTH CARE CENTER, INC.
GRAVOIS HEALTH CARE, INC.
HEALTH CARE SYSTEMS, INC.
HOME HEALTH INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT I, INC.
HOSPICE INTEGRATED HEALTH SERVICES OF DISTRICT VII-B, INC.
HOSPICE INTEGRATED HEALTH SERVICES OF FLORIDA, INC.
HOSPICE OF INTEGRATED HEALTH SERVICES, INC.
IHS ACQUISITION XIII, INC.
IHS ACQUISITION XV, INC.
IHS ACQUISITION XVIII, INC.
IHS ACQUISITION XIX, INCL
IHS ACQUISITION XXII, INC.

IHS AT LANSING, INC.
IHS CHICAGO POST-ACUTE NETWORK, INC.
IHS DEVELOPMENT-HIGHLANDS PARK, INC.
IHS HOME CARE, INC.
IHS LAND ACQUISITION-HIGHLANDS PARK, INC.
IHS MANAGEMENT GROUP, INC.
IHS NETWORK SERVICES, INC.
IHS OF DANA, INC.
IN-HOME HEALTH CARE, INC.
INTEGRACARE, INC.
INTEGRATED-BALLARD, INC.
INTEGRATED HEALTH GROUP LIMITED PARTNERSHIP
INTEGRATED HEALTH OF LOCUST VALLEY ROAD, INC.
INTEGRATED HEALTH OF WATERFORD COMMONS, INC.
INTEGRATED HEALTH SERVICES AT ALEXANDRIA, INC.
INTEGRATED HEALTH SERVICES AT BIG SAIL, INC.
INTEGRATED HEALTH SERVICES AT BLUE RIDGE MANOR, INC.
INTEGRATED HEALTH SERVICES AT BRIARCLIFF HAVEN, INC.
INTEGRATED HEALTH SERVICES AT CADIZ, INC.
INTEGRATED HEALTH SERVICES AT CENTRAL FLORIDA, INC.
INTEGRATED HEALTH SERVICES AT CHEYENNE, INC.
INTEGRATED HEALTH SERVICES AT COLORADO SPRINGS, INC.
INTEGRATED HEALTH SERVICES AT COLUMBUS, INC.
INTEGRATED HEALTH SERVICES AT DAYTON, INC.
INTEGRATED HEALTH SERVICES AT DRIFTWOOD, INC.
INTEGRATED HEALTH SERVICES AT EASTERN MASSACHUSETTS, INC.
INTEGRATED HEALTH SERVICES AT GRANDVIEW CARE CENTER, INC.
INTEGRATED HEALTH SERVICES AT GREAT BEND, INC.
INTEGRATED HEALTH SERVICES AT HIGHLANDS PARK, INC.
INTEGRATED HEALTH SERVICES AT HOPEDALE, INC.
INTEGRATED HEALTH SERVICES AT HOUSTON, INC.
INTEGRATED HEALTH SERVICES AT INDIAN CREEK, INC.
INTEGRATED HEALTH SERVICES AT KENT, INC.
INTEGRATED HEALTH SERVICES AT KING DAVID CENTER, INC.
INTEGRATED HEALTH SERVICES AT NEWARK, INC.
INTEGRATED HEALTH SERVICES AT ORMOND BEACH, INC.
INTEGRATED HEALTH SERVICES AT PARK REGENCY, INC.
INTEGRATED HEALTH SERVICES AT PENN, INC.
INTEGRATED HEALTH SERVICES AT SILVERCREST, INC.
INTEGRATED HEALTH SERVICES AT SOMERSET VALLEY, INC.
INTEGRATED HEALTH SERVICES AT SOUTHERN HILLS, INC.
INTEGRATED HEALTH SERVICES AT STEUBENVILLE
INTEGRATED HEALTH SERVICES AT SYCARMORE CREEK, INC.
INTEGRATED HEALTH SERVICES AT THREE RIVERS, INC.
INTEGRATED HEALTH SERVICES AT TREYBURN, INC.

INTEGRATED HEALTH SERVICES FINANCIAL HOLDINGS, INC.
INTEGRATED HEALTH SERVICES HOLDINGS, INC.
INTEGRATED HEALTH SERVICES NPR, INC.
INTEGRATED HEALTH SERVICES OF ARCADIA, INC.
INTEGRATED HEALTH SERVICES OF ATHENS, INC.
INTEGRATED HEALTH SERVICES OF BRENTWOOD, INC.
INTEGRATED HEALTH SERVICES OF BRUNSWICK, INC.
INTEGRATED HEALTH SERVICES OF CALIFORNIA, INC.
INTEGRATED HEALTH SERVICES OF CLIFF MANOR, INC.
INTEGRATED HEALTH SERVICES OF COLORADO AT CHERRY CREEK, INC.
INTEGRATED HEALTH SERVICES OF EAGLE CREEK, INC.
INTEGRATED HEALTH SERVICES OF GREEN BRIAR, INC.
INTEGRATED HEALTH SERVICES OF HERITAGE MANOR, INC.
INTEGRATED HEALTH SERVICES OF HICKORY CREEK, INC.
INTEGRATED HEALTH SERVICES OF INDIAN HILLS, INC.
INTEGRATED HEALTH SERVICES OF JACKSONVILLE, INC.
INTEGRATED HEALTH SERVICES OF KURT, INC.
INTEGRATED HEALTH SERVICES OF LESTER, INC.
INTEGRATED HEALTH SERVICES OF MELISSA, INC.
INTEGRATED HEALTH SERVICES OF MISSOURI, INC.
INTEGRATED HEALTH SERVICES OF ORANGE PARK, INC.
INTEGRATED HEALTH SERVICES OF RIVERBEND, INC.
INTEGRATED HEALTH SERVICES OF SCENIC HILLS, INC.
INTEGRATED HEALTH SERVICES OF SKYVIEW, INC.
INTEGRATED HEALTH SERVICES OF SKYVIEW II, INC.
INTEGRATED HEALTH SERVICES OF SUNSET, INC.
INTEGRATED MANAGED CARE, INC. (formerly Isabeth Co., Inc.)
INTEGRATED MANAGEMENT-GOVERNOR'S PARK, INC.
INTEGRATED OF AMARILLO, INC.
INTEGRATED PHYSICIAN GROUP SERVICES, INC.
J.R. REHAB ASSOCIATES, INC.
LIFEWAY, INC.
LPC BETHAMY HEALTH CORPORATION, L.P.
MANCHESTER INTEGRATED HEALTH, INC.
MOBILE RAY OF NEW ORLEANS, INC.
MOUNTAIN VIEW NURSING CENTER, INC.
NEW SOUTHWOOD ASSOCIATES, INC.
PALESTINE NURSING CENTER, INC.
PINELLAS PARK NURSING HOME, INC.
PREFERRED HOME HEALTH SERVICES, INC.
PROFESSIONAL REVIEW NETWORK, INC.
REHAB MANAGEMENT SYSTEMS, INC.
REST HAVEN NURSING CENTERS, INC.
REST HAVEN NURSING CENTERS (CHESTNUT HILL), INC.
REST HAVEN NURSING CENTERS (WHITEMARSH), INC.

RIKAD PROPERTIES, INC.
SAMARITAN CARE, INC. (Illinois Domestic)
SAMARITAN CARE, INC. (Michigan Domestic)
SAMARITAN MANAGEMENT, INC.
SHC OF ARIZONA, L.P.
SHC SERVICES OF ARIZONA, L.P.
SIGNATURE HOME CARE GROUP, INC.
SIGNATURE HOME CARE, INC.
SIGNATURE HOME CARE OF ARLINGTON, INC.
SIGNATURE HOME CARE OF FLORIDA, INC.
SIGNATURE HOME CARE OF GEORGIA, INC.
SIGNATURE HOME CARE OF KANSAS, INC.
SIGNATURE HOME CARE OF NEW JERSEY, INC.
SIGNATURE HOME CARE OF NEW JERSEY GENERAL PARTNERSHIP
SIGNATURE HOME CARE OF SAN ANTONIO, INC.
SIGNATURE HOME CARE SERVICES OF FLORIDA, INC.
SIGNATURE HOME CARE SERVICES OF SAN ANTONIO, INC.
SIGNATURE MANAGEMENT SERVICES, INC.
SIGNATURE RECEIVABLES CORP.
SLC COMMUNITY CARE, INC.
SOUTHWOOD HOLDINGS, INC.
SPRING CREEK OF IHS, INC.
SYMPHONY ANCILLARY SERVICES, INC.
SYMPHONY DIAGNOSTIC SERVICES, INC.
SYMPHONY DIAGNOSTIC SERVICES NO. 1, INC.
SYMPHONY DIAGNOSTIC SERVICES NO. 2, INC.
SYMPHONY HEALTH CARE CONSULTING, INC.
SYMPHONY HEALTH SERVICES, INC.
SYMPHONY HOME CARE SERVICES, INC.
SYMPHONY HOME CARE SERVICES NO. 1, INC.
SYMPHONY HOME CARE SERVICES NO. 2, INC.
SYMPHONY HOME CARE SERVICES NO. 3, INC.
SYMPHONY HOME CARE SERVICES NO. 4, INC.
SYMPHONY HOME CARE SERVICES NO. 5, INC.
SYMPHONY HOME CARE SERVICES NO. 6, INC.
SYMPHONY HOME CARE SERVICES NO. 7, INC.
SYMPHONY HOME CARE SERVICES NO. 8, INC.
SYMPHONY HOME CARE SERVICES NO. 9, INC.
SYMPHONY HOME CARE SERVICES NO. 10, INC.
SYMPHONY HOME CARE SERVICES NO. 11, INC.
SYMPHONY HOME CARE SERVICES NO. 12, INC.
SYMPHONY HOME CARE SERVICES NO. 13, INC.
SYMPHONY HOME CARE SERVICES NO. 14, INC.
SYMPHONY HOME CARE SERVICES NO. 15, INC.
SYMPHONY HOME CARE SERVICES NO. 16, INC.

SYMPHONY HOME CARE SERVICES NO. 17, INC.
SYMPHONY HOME CARE SERVICES NO. 18- CALIFORNIA, INC.
SYMPHONY HOME CARE SERVICES NO. 18- LOUISIANA, INC.
SYMPHONY HOME CARE SERVICES NO. 18- OKLAHOMA, INC.
SYMPHONY HOME CARE SERVICES NO. 18- TEXAS. INC.
SYMPHONY HOME CARE SERVICES NO. 19, INC.
SYMPHONY HOME CARE SERVICES NO. 100, INC.
SYMPHONY HOME CARE SERVICES NO. 101, INC.
SYMPHONY HOME CARE SERVICES NO. 102, INC.
SYMPHONY HOME CARE SERVICES NO. 103, INC.
SYMPHONY HOME CARE SERVICES NO. 104, INC.
SYMPHONY HOME CARE SERVICES NO. 105, INC.
SYMPHONY HOME CARE SERVICES NO. 106, INC.
SYMPHONY HOME CARE SERVICES NO. 107, INC.
SYMPHONY HOME CARE SERVICES NO. 108, INC.
SYMPHONY HOME CARE SERVICES NO. 109, INC.
SYMPHONY HOME CARE SERVICES NO. 110, INC.
SYMPHONY HOME CARE SERVICES NO. 113, INC.
SYMPHONY HOME CARE SERVICES NO. 114, INC.
SYMPHONY HOME CARE SERVICES NO. 115, INC.
SYMPHONY HOME CARE SERVICES NO. 116, INC.
SYMPHONY HOME CARE SERVICES NO. 117, INC.
SYMPHONY HOME CARE SERVICES NO. 118, INC.
SYMPHONY HOME CARE SERVICES NO. 119, INC.
SYMPHONY HOME CARE SERVICES NO. 120, INC.
SYMPHONY HOME CARE SERVICES NO. 121, INC.
SYMPHONY HOME CARE SERVICES NO. 122, INC.
SYMPHONY REHABILITATION SERVICES, INC.
SYMPHONY REHABILITATION SERVICES NO. 1, INC.
SYMPHONY REHABILITATION SERVICES NO. 2, INC.
SYMPHONY REHABILITATION SERVICES NO. 3, INC.
SYMPHONY REHABILITATION SERVICES NO. 4, INC.
SYMPHONY RESPIRATORY SERVICES, INC.
TEXAS LPC, INC.
THE BESTON CORPORATION
WEST COAST CAMBRIDGE, INC.
WOODRIDGE CONVALESCENT CENTER, INC.


      By:
          ---------------------------------------
           Name:
                ---------------------------------
           Title:
                 --------------------------------
                of Each Guarantor or of the
                General Partner of such Guarantor